FORM 8-K  1
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                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                                 WASHINGTON, DC 20549

                                    FORM  8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest reported)     January 31, 2002
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                           USA VIDEO INTERACTIVE CORP.
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             (Exact name of registrant as specified in its chapter)

          WYOMING                      0-29651                06-15763-91
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 (State or other jurisdiction         (Commission             (IRS Employer
      of incorporation                File Number)          Identification No.)

          70 ESSEX STREET, MYSTIC, CONNECTICUT                    06355
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 (Address of principal executive offices)                       (Zip Code)

                                 (800) 625-2200
               Registrant's telephone number, including area code

                                 Not Applicable
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          (Former name or former address, if changed since last report)


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                                                                     FORM 8-K  2
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ITEM  5.  OTHER EVENTS AND REGULATION FD DISCLOSURE.

On January 31, 2002 the Registrant announced that it is expanding the scope and breadth of its efforts to enforce its pioneering video technology patents by retaining the services of J. Andrew Huffman, a patent and litigation attorney who will serve the company as in-house patent counsel.

ITEM  7.  FINANCIAL STATEMENTS AND EXHIBITS.


Exhibit  99.1     News Release dated January 31, 2002



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           USA  VIDEO  INTERACTIVE  CORP.


Date:  January 31, 2002                 By:  /s/  Anton  J.  Drescher
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                                             ANTON J. DRESCHER,
                                             CORPORATE SECRETARY


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                                                                     FORM 8-K  3
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                         USA VIDEO INTERACTIVE RETAINS IN-HOUSE PATENT LEGAL
                         COUNSEL
USVO
USA VIDEO INTERACTIVE CORP

                         J. ANDREW HUFFMAN JOINS USVO AS A CONSULTANT TO PROVIDE PATENT LEGAL SERVICES FOR THE COMPANY


MYSTIC,  CONNECTICUT  -  JANUARY 31, 2002  - USA Video Interactive (OTCBB: USVO;
CDNX: US; BSE/Frankfurt: USF; www.usvo.com) today announced that it is expanding
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the  scope and breadth of its efforts to enforce its pioneering video technology patents by retaining the services of J. Andrew Huffman, a patent and litigation attorney who will serve the company as in-house patent counsel. Specifically, Mr. Huffman will advise the company with respect to its store-and-forward video-on-demand U.S. patent (number 5,130,792) and related European patents, Canadian patents, and other patents and patent applications to be granted or filed by the company. Furthermore, Mr. Huffman will assist USVO with licensing and other agreements that protect the company's intellectual property rights and generate revenues, as well as patent litigation initiatives where appropriate.

Mr. Huffman brings to USVO a distinguished and dynamic career in patent, trademark, and trade secret advisement and litigation. He most recently worked for the prominent national technology law firm of Fish & Richardson as a Senior Patent and Litigation Associate, where he contributed to two nationally-reported patent litigation wins and handled all phases of complex civil litigation, from pre-filing infringement investigations through discovery, trial, and post-trial resolution. His prior experience was with the firms of Morris, Nichols, Arsht & Tunnell and Cravath, Swaine & Moore, where he performed in similar capacities. Mr. Huffman obtained his Juris Doctor degree (magna cum laude) from the Washington and Lee School of Law in Lexington, Virginia; won several American Jurisprudence awards during his studies there; and more recently has lectured and authored on patent law developments.

"USA Video is taking another significant step toward enforcing its pioneering video-on-demand (VOD) patents, as well as its other significant intellectual property, with the engagement of Andrew Huffman," said Edwin Molina, President and CEO of USA Video Interactive. "We are confident that Mr. Huffman has the experience to take this process to the next level, and with USVO as the focus of his legal energies and expertise, we will be able to create an innovative revenue-generating model for USVO's intellectual property."

"It is a real pleasure to be involved with USVO's cutting-edge innovation, driven by its dynamic leadership team and top-notch technical talent," commented Mr. Huffman. "In particular, I am excited to be handling the patents that grow out of USVO's ground-breaking VOD inventions from the 1980s to the present, and on into the future. This is a patent portfolio - and a company - with powerful potential."


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                                                                     FORM 8-K  4
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ABOUT  USA  VIDEO  INTERACTIVE
USVO is a developer and supplier of Internet media delivery services, systems, and innovative end-to-end solutions. The company has developed its StreamHQ(TM) architecture to provide a wide range of business customers with value-added media delivery services. StreamHQ(TM) facilitates the transmission of digitized and compressed video to the user's desktop via multiple modes that take advantage of available connectivity. While competitors take a "one-size-fits-all" streaming approach, StreamHQ(TM) brings unique value propositions to individual vertical markets with functionality designed specifically for those markets. Beyond high quality media delivery, USVO gives its customers media asset management tools and information that provide accountability and return on investment (ROI) for their streaming expenditures. USVO has created Zmail and mediaClix(TM), which use StreamHQ(TM) to deliver rich media campaigns for advertising, marketing, corporate communications, and customer service applications. USVO holds the pioneering patent for store-and-forward video, filed in 1990 and issued by the United States Patent and Trademark Office on July 14, 1992; it has been cited by at least 145 other patents. USVO holds similar patents in Germany, Canada, England, France, Spain, and Italy, and has a similar patent pending in Japan. For more information, visit www.usvo.com.
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USA VIDEO INTERACTIVE Corporate Headquarters Office: 70 Essex Street; Mystic, CT
06355; (800) 625-2200; (860) 572-1560.  Canada Office: 837 West Hastings Street;
Suite #507; Vancouver, B.C. V6C 3N6. Trading symbol on the OTCBB: USVO; Trading symbol on The Canadian Venture Exchange: US; Trading Symbol on the Berlin and Frankfurt Stock Exchanges: USF. Standard & Poors Listed. CUSIP 902924208. The Canadian Venture Exchange (CDNX) has not reviewed and does not accept responsibility for the adequacy or accuracy of this release. For more information contact: Kevin Yorio, 860-572-1560; info@usvo.com
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This  press  release may contain forward-looking statements.  Actual results may differ materially from those projected in any forward-looking statement. Investors are cautioned that such forward-looking statements involve risk and uncertainties, which may cause actual results to differ from those described.


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